Exhibit 99.2

AMAG Pharmaceuticals July 29, 2014

Forward Looking Statements 1 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements contained herein which do not describe historical facts, including but not limited to, statements regarding: (i) our commercial objective and the opportunity to increase share of the current chronic kidney disease (CKD) intravenous (IV) iron market; (ii) expansion opportunities, including plans for our potential label expansion for the broader iron deficiency anemia (IDA) indication for Feraheme and the related call audience; (iii) expectations regarding regulatory matters, including timing; (iv) opportunities for growth in the U.S. IV iron market, including potential future call points; (v) plans to pursue additional managed care acceptances and other strategies for MuGard; (vi) market share opportunity for MuGard, including our belief that the market for MuGard is growing; (vii) plans to pursue our business development objectives, including the impact of completed transactions on revenues; (viii) our business development targeting strategy; (ix) expectations that by 2018 we will have a diversified portfolio, an exit period with potential for significant cash generation and additional products contributing to more than 50% of our revenues; (x) our 2014 financial outlook, including projected revenues, cost of goods sold, operating expenses and cash and investments balance; (xi) our 2014 goals, including plans to maximize Feraheme opportunities, drive MuGard sales, execute on business development transactions and continue to operate the business with financial discipline; and (xii) our statement that AMAG is well positioned for success in 2014 and beyond are forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Statements about AMAG’s past financial results for the quarter and six months ended June 30, 2014, do not, and are not meant to, predict future results. AMAG can provide no assurance that such results and performance will continue. Such risks and uncertainties include, among others: (1) the likelihood and timing of potential approval of Feraheme in the U.S. in the broader IDA indication in light of the complete response letter we received from the FDA informing us that our supplemental new drug application (sNDA) for the broader indication could not be approved in its present form and stating that we had not provided sufficient information to permit labeling of Feraheme for safe and effective use for the proposed broader indication, (2) the possibility that following FDA review of post-marketing safety data, including reports of serious anaphylaxis, cardiovascular events, and death, and/or in light of the label changes requested by the European Medicines Agency’s (EMA) Pharmacovigilance Risk Assessment Committee (PRAC) and confirmed by the Committee for Medicinal Products for Human Use (CHMP), the FDA (or other regulators) will request additional technical or scientific information, new studies or reanalysis of existing data, on-label warnings, post-marketing requirements/commitments or risk evaluation and mitigation strategies (REMS) in the current indication for Feraheme for IDA in adult patients with CKD and the additional costs and expenses that will or may be incurred in connection with such activities,(3) whether our proposed label changes will be acceptable to the FDA or other regulatory authorities and what impact such changes, or such additional changes as the FDA, CHMP or other regulators may require, will have on sales of Feraheme/Rienso, (4) our and Takeda Pharmaceutical’s ability to successfully compete in the IV iron replacement market both in the U.S. and outside the U.S., including the EU, as a result of limitations, restrictions or warnings in Feraheme’s/Rienso’s current or future label, including the changes recommended by PRAC and confirmed by CHMP that Rienso be administered to patients by infusion over at least 15-minutes (replacing injection) and that it be contraindicated for patients with any known history of drug allergy, (5) our ability to execute on our long-term strategic plan or to realize the expected results from our long-term strategic plan, (6) Takeda’s ability to obtain regulatory approval for Feraheme in Canada, and Rienso in the EU, in the broader IDA patient population, (7) the possibility that significant safety or drug interaction problems could arise with respect to Feraheme/Rienso and in turn affect sales, or our ability to market the product both in the U.S. and outside of the U.S., including the EU, (8) the relationship between Takeda and AMAG and the impact on commercialization efforts for Feraheme/Rienso in the EU and Canada, (9) the likelihood and timing of milestone payments, if any, in connection with AMAG’s licensing arrangement with Takeda, (10) the manufacture of Feraheme/Rienso or MuGard, (11) our patents and proprietary rights both in the U.S. and outside the U.S., (12) the risk of an Abbreviated New Drug Application (ANDA) filing following the FDA’s recently published draft bioequivalence recommendation for ferumoxytol, (13) the possibility that AMAG will disseminate future Dear Healthcare Provider letters in the U.S. (or, working Takeda, in Europe or other markets, (14) uncertainties regarding our ability to compete in the oral mucositis market in the U.S. and (15) other risks identified in our filings with the U.S. Securities and Exchange Commission (SEC), including our Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 and subsequent filings with the SEC. We caution you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. We disclaim any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

Agenda 2 Topic Speaker Opening Remarks Bill Heiden, CEO Feraheme and MuGard Update Bill Heiden, CEO Portfolio Expansion Frank Thomas, COO Financial Highlights & Outlook Scott Holmes, SVP of Finance and IR Closing Remarks Bill Heiden, CEO

Building a Multi-product Specialty Pharmaceutical Company 3 Commercial Infrastructure Focus on Hematology/Oncology, Hospital and Nephrology Strong Balance Sheet Experienced Management Team Feraheme® U.S. CKD Business Feraheme IDA label Expansion* IV Iron Market Expansion Feraheme Geographic Expansion MuGard® *If regulatory approval is pursued and received.

Second Quarter 2014 Highlights Strong 2Q14 financial performance vs. 2Q13 26% increase in total revenue U.S. Feraheme ex-factory net sales $22.2MM (up 27% vs. 2Q13) 18% volume; 9% price Wholesaler inventories minimal change Feraheme - Robust physician-level demand growth vs. 2Q13 Record provider demand of approximately 39,000 grams 16% volume growth (10% IV iron market volume growth) Achieved one million patient exposures milestone MuGard - Continued growth and focus on key drivers of success Demand growth up 49% on sequential quarter basis (1Q14) Cash & investments total $386.5MM at 6/30/2014 $1.0MM cash flow positive for the second quarter Continued focus on leveraging strong balance sheet for business development Regulatory interactions in U.S. and Europe 4

FERAHEME UPDATE

 Overall Feraheme Demand Growth 6 Source: IMS Health Data. *Evolution Index = Product growth divided by market growth; E.I. of 106 means Feraheme is growing 6% faster than the market in 2Q14 vs. 2Q13, taking share from competition. Market Share & E.I. 2Q14 vs. 2Q13 Hospital segment 11.4% market share; E.I. 119 Hem/Onc segment 25.3% market share; E.I. 97 14.9% 26.4% 2Q12 2Q13 2Q14 2Q14 vs. 2Q13 16.4% growth Evolution Index (E.I.)* of 106 25.8% 12.4%

Competitive Landscape

U.S. IV Iron Market ~900,000 Grams Annually


2Q14 Share of Non-dialysis Market (Grams)
Feraheme ferumoxytol injection
16.3% (vs. 15.3% in 2Q13)
* Ferric Gluconate
14.3%
5.4%
Injectafer®
Iron Dextran / Dexferrum
20.7%
Venofer®
43.3%

Feraheme: Taking share from competition & driving market growth

*Aggregate of Ferrlecit® Brand + Generic Ferric Gluconate

Source: IMS Health Data.

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Copyright © 2014 AMAG Pharmaceuticals. All Rights Reserved.

Today's Commercial Objective:

Increase Share of Current CKD IV Iron Market


~$250 million
Feraheme potential
(450,000 grams*)
Significant growth opportunity in current indication
IDA
IDA-CKD
~33%
Feraheme

Sources: U.S. Census; U.S. Renal Data System, *USRDS 2010 Annual Data Report: Atlas of Chronic Kidney Disease and End-Stage Renal Disease in the United States*, National Institutes of Health, National Institute of Diabetes and Digestive and Kidney Diseases, Bethesda, MD, 2010: 41-42; Fishbane, S. et al. Iron Indices in CKD in the NHANES 1998-2004. *Clin J Am Soc Nephrol.* 2009 January; 4(1): 57–61; AMAG estimates market opportunity at $550/gram.
*IMS Health Data.

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Copyright © 2014 AMAG Pharmaceuticals. All Rights Reserved.

Potential IDA Label Expansion*:

Broaden penetration across the entire IV Iron Market

~$500 million
Feraheme potential
(900,000 grams)**



IDA
IDA-CKD

Label Expansion Opportunity*

Same call audience:

Hematology/Oncology

- Expand use to all IDA patients in current accounts
- Convert single IV iron stockers to Feraheme

Hospitals

- Expand use to all IDA patients in current accounts
- Continue to gain new accounts

Sources: U.S. Census; U.S. Renal Data System, *USRDS 2010 Annual Data Report: Atlas of Chronic Kidney Disease and End-Stage Renal Disease in the United States*, National Institutes of Health, National Institute of Diabetes and Digestive and Kidney Diseases, Bethesda, MD, 2010: 41-42; Fishbane, S. et al. Iron Indices in CKD in the NHANES 1998-2004. *Clin J Am Soc Nephrol.* 2009 January; 4(1): 57–61; AMAG estimates market opportunity at $550/gram.
**IMS Health Data

*If regulatory approval is pursued and received.

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Copyright © 2014 AMAG Pharmaceuticals. All Rights Reserved.

 * Pharmacovigilance Risk Assessment Committee (sub-committee of European Medicines Agency) Regulatory Update: Feraheme & Rienso Feraheme - U.S. U.S. broad IDA label 2Q14 - Held end-of-review meeting with FDA to discuss next steps from complete response letter received in 1Q14 2H14 - Determination of potential path forward U.S. Feraheme label changes 2Q14 - Proposed changes to FDA to strengthen warnings and precautions in order to enhance patient safety (up to 6 months for FDA review) Rienso - EU PRAC* review May 2014 – Review initiated July 2014 – PRAC and CHMP confirmed benefits of Rienso outweigh risks and recommended certain changes to current product label Administration by infusion over at least 15 minutes (replacing injection) Contraindication for patients with any known history of drug allergy EU broad IDA label 4Q14 – CHMP expected to review Takeda’s application for IDA label expansion EMA expected to ratify potential CHMP opinion within 67 days 10

Opportunity: Grow U.S. IV Iron Market 11 IV Iron IDA* IV Iron IDA-CKD 4,000,000 patients diagnosed with IDA placed on oral iron therapy IV Iron IDA-CKD IV Iron IDA* Oral Iron IDA* Oral Iron IDA-CKD *If regulatory approval is pursued and received. 4,000,000 patients diagnosed with IDA placed on oral iron therapy Current CKD call points Potential future call points* Oncology Nephrology Gastroenterology Rheumatology Women’s Health

MUGARD UPDATE

amag PHARMACEUTICALS

MuGard Update


MuGard

- **Overview**
  - Prescription mucoadhesive for the management of oral mucositis (OM)
  - Forms a protective coating over the oral mucosa to shield the membranes of the mouth and tongue
  - Incremental medical care cost of severe OM in head and neck cancer patients is ~$18,000*
- **2Q14 Highlights**
  - Study demonstrating strong product differentiation featured on cover of journal Cancer in May


Cancer

Cancer
Volume 120, Issue 9, pages 1433–1440, 1 May 2014

  - Expanding patient access to MuGard
    - Increased payer coverage through additional managed care formulary acceptances
    - Established new GPO contracting strategy
      - Recently signed contract with large hem/onc GPO to provide access for GPO members with physician-dispensing pharmacies
  - $1,500/Rx of 6 bottles (50% price increase April 1, 2014)
  - Strong market and market share growth in 2Q14

*Source: Treister N, Sonis S. Mucositis: biology and management. Curr Opin Otolaryngol Head Neck Surg. 2007 Apr;15(2):123-9.

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Copyright © 2014 AMAG Pharmaceuticals. All Rights Reserved.

14 *AMAG estimates market opportunity at $1,500/Rx of 6 bottles. **Source: Total RX’s IMS Health Data. ***Evolution Index = Product Growth Divided by Market Growth 2Q14: 49% Increase in Physician Demand (vs. 1Q14) Evolution Index*** (E.I.) of 122 Growing 22% faster than the market < 5% of patients are prescribed any OM treatment (2013) ** 400,000 cancer patients with oral mucositis in U.S. annually; >$500MM opportunity* Market grew 22% 2Q14 vs. 1Q14** 16.2% 13.3% 10.7% Growing Market & Market Share

PORTFOLIO EXPANSION

5-Year Business Development Objectives 16 Revenues 2018 2013 Acquired Products Existing Products In-license or acquire: Commercial, revenue-generating products Late stage development assets that have significant peak sales and growth potential Leverage AMAG’s corporate infrastructure and commercial expertise Build a diversified and attractive product portfolio that achieves: Double-digit top-line CAGR; and Earnings acceleration

Business Development Targeting Strategy 17 Financial Revenue-generating commercial products Late-stage development assets with significant peak sales and growth potential Realize cost synergies to increase cash flows & EBITDA Optimize after-tax cash flows Products with IP runway Channel Clinic-based and specialty therapeutics Hospital products Infusion center Outpatient Inpatient specialty Buy and bill products Therapeutic Hematology/oncology Nephrology Opportunities aligned with Feraheme IDA growth strategy Gastroenterology Rheumatology Women’s health Orphan indications Copyright © 2014 AMAG Pharmaceuticals. All Rights Reserved. Criteria & Considerations

Business Development at AMAG: Defining Success 18 Future (2018) Diversified commercial product portfolio Maturing late-stage development pipeline Potential for significant cash generation Present Two products Minimal cash burn Visibility towards positive EBITDA Past (2010) Single product Significant cash burn Under-leveraged organization Feraheme MuGard Product 3 Product 4

FINANCIAL HIGHLIGHTS & OUTLOOK

Feraheme Ex-Factory Sales Performance 20 Ex-factory net sales* ($ in millions) * Excludes the impact of changes in estimates made to product returns and Medicaid reserves in 2012 and 2013 2Q14 vs. 2Q13 27% growth (+18% volume, +9% price)

Second Quarter Financial Highlights ($ in millions, except per share) 2Q13 2Q14 U.S. Feraheme net sales $17.5 $22.2 Total revenues $19.6 $24.8 Feraheme gross margin $14.4 $19.8 R&D expenses $4.0 $4.5 SG&A expenses $15.2 $16.3 Operating income / (loss) $(2.8) $1.2 Net loss $(1.9) $(1.5) Net loss per share $(0.09) $(0.07) Cash and investments $212.4 $386.5* 21 * Includes net proceeds of February 2014 $200MM convertible debt offering.

2014 Financial Outlook ($ in millions) Original 2014 Guidance* Updated 2014 Guidance* Total revenues $88 - $100 $93 - $102 U.S. Feraheme net sales $75 - $85 $80 - $87 Feraheme COGS (% of Feraheme global net sales) 14% - 16% 13% - 15% Operating expenses $80 - $85 $87 - $92 Net loss ($10 - $12) ($12 - $14) Cash and investments $392 - $397 $388 - $393 22 * Excludes the impact of potential business development transactions, potential expenses associated with further development of Feraheme for the broad IDA indication and potential milestone payment associated with potential broad IDA approval in EU.

2014 Goals Maximize Feraheme opportunities Drive market share and market growth within current U.S. IDA-CKD indication Optimize net revenue per gram Potential label expansion: broad IDA Determine regulatory path forward in U.S. Expected CHMP opinion – 4Q14 Pursue IV iron market expansion initiatives Drive MuGard sales through focused targeting, product differentiation and expanded payer coverage Execute additional, quality business development transactions Revenue-generating commercial products Late-stage development assets Continue to operate the business with financial discipline 23

Well positioned for success in 2014. . . and beyond.